EXECUTION COPY

                            RITE AID CORPORATION

                   5.25% CONVERTIBLE SUBORDINATED NOTES
                           DUE SEPTEMBER 15, 2002

                       REGISTRATION RIGHTS AGREEMENT

                                                     Dated as of
                                                     September 4, 1997

     Goldman, Sachs & Co.
     Morgan Stanley & Co. Incorporated
     Bear, Stearns & Co. Inc.
     Salomon Brothers Inc
     c/o Goldman Sachs & Co.
     85 Broad Street
     New York, New York 10004.

     Ladies and Gentlemen:

          Rite Aid Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in a purchase agreement dated September 4, 1997 (the "Purchase Agreement") between the Purchasers and the Company, its 5.25% Convertible Subordinated Notes due September 15, 2002 (the "Securities"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers (i) for the benefit of the Purchasers and (ii) for the benefit of the holders from time to time of the Securities and the Common Stock, par value $1.00 per share (the "Stock"), of the Company issuable upon conversion of the Securities (collectively, the "Registrable Securities"), including the Purchasers (each of the foregoing a "Holder" and, together, the "Holders"), as follows:

          1. DEFINITIONS. (a) Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement or the Offering Circular, dated September 4, 1997 in respect of the Securities. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Act" or "Securities Act" means the United States Securities Act of 1933, as amended.

          "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Commission" means the United States Securities and Exchange
     Commission.

          "DTC" means The Depository Trust Company.

          "Effectiveness Period" has the meaning set forth in Section
     2 hereof.

          "Electing Holder" has the meaning assigned thereto in
     Section 3(a)(3) hereof.

          "Exchange Act" means the United States Securities and
     Exchange Act of 1934, as amended.

          "Indenture" means the Indenture, dated as of September 10, 1997, between the Company and Harris Trust and Savings Bank, as amended and supplemented from time to time in accordance with is terms.

          "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, as set forth in Section 6 hereof.

          "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

          "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities.

          "Purchasers" means the Purchasers named in Schedule I to the Purchase Agreement.

          "Registrable Securities" means all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Stock issuable upon conversion of such Securities, including any Securities initially issued in bearer form and constituting the unsold allotment of a distributor (within the meaning of Regulation S under the Securities Act) of such Securities and later exchanged for Securities in registered form; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

          "Restricted Security" means any Security or share of Stock issuable upon conversion thereof except any such Security or share of Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto), (iii) has been sold in compliance with Regulation S under the Securities Act (or any successor thereto) and does not constitute the unsold allotment of a distributor within the meaning of Regulation S under the Securities Act, or
     (iv) has otherwise been transferred and a new Security or share of Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 3.05 of the Indenture.

          "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

          "Shelf Registration Statement" means a shelf registration statement of the Company pursuant to the provisions of Section 2 hereof filed with the Commission which covers some or all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "underwriter" means any underwriter of Registrable
     Securities in connection with an offering thereof under a Shelf Registration Statement.

          (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities, Common Stock shall be treated as representing the principal amount of Securities which was surrendered for conversion or exchange in order to receive such number of shares of Common Stock.

          2. SHELF REGISTRATION. (a) The Company shall, within 90 days following the date of original issuance (the "Issue Date") of the Securities, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Act within 180 calendar days after the Issue Date; provided, however, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registration unless such Holder is an Electing Holder.

          (b) If (i) on or prior to 90 days following the date of original issuance of the Securities, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 180th day following the date of original issuance of the Securities, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on the Securities from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated Damages will be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date in respect of the Securities following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Securities outstanding to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) thereof from and after the 90th day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective prior to the second annual anniversary of the initial effective date of the Shelf Registration Statement or such earlier date as is provided in the this Agreement for a period in excess of 60 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Securities shall increase by an additional one-half of one percent (0.50%) per annum on the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective to but excluding the day on which the Shelf Registration Statement again becomes effective.

          (c)   The Company shall use its best efforts:

             (i) To keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective or such shorter period that will terminate upon the earlier of the following: (A) when all the Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement,
          (B) when all shares of Stock issued upon conversion of any such Securities that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement and (C) when, in the written opinion of independent counsel to the Company, all outstanding Registrable Securities held by persons that are not affiliates of the Company may be resold without registration under the Act pursuant to Rule 144(k) under the Act or any successor provision thereto (in any such case, such period being called the "Effectiveness Period"); and

             (ii) After the date the Shelf Registration Statement becomes effective, within 30 days after the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action necessary and required by law to enable such holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this subparagraph shall relieve such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with
          Section 3(a)(2) hereof; and

             (iii) If at any time, the Securities, pursuant to
          Article VIII of the Indenture, are convertible into securities other than Common Stock, the Company shall, or shall cause any successor under the Indenture to, cause such securities to be included in the Shelf Registration
          Statement no later than the date on which the Securities may then be convertible into such securities.

     The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any such Registrable Securities during that period, unless (i) such action in required by applicable law, or (ii) the continued effectiveness of the Shelf Registration Statement would require the Company to disclose a material financing, acquisition or other corporate transaction, and the Board of Directors shall have determined in good faith that such disclosure is not in the best interests of the Company and its stockholders; provided that in the case of clause (i) above, the Company thereafter must promptly comply with the requirements of paragraph 3(i) below, if applicable and in the case of clauses (i) and (ii) above, the Company shall be entitled to suspend the use of any prospectus forming a part of an effective Registration Statement under this Section 2 for a reasonable period of time (a "Delay Period"), except that the aggregate number of days included in all Delay Periods during any consecutive 12 months shall not exceed the aggregate of 90 days (whether or not consecutive).

          3. REGISTRATION PROCEDURES. In connection with any Shelf Registration Statement, the following provisions shall apply:

             (a)   (1)   Not less than 30 calendar days prior to the
          Effective Time of the Shelf Registration Statement, the Company shall mail the Notice and Questionnaire to the holders of Registrable Securities. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company.

             (2) After the Effective Time of the Shelf Registration Statement, the Company shall, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder. The Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company.

             (3) The term "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(1) or 3(a)(2) hereof.

             (b) The Company shall furnish to the Purchasers, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein.

             (c) The Company shall promptly take such action as may be necessary so that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

             (d) (1) The Company shall advise the Purchasers and, in the case of clause (i), the Electing Holders, and, if requested by the Purchasers or any such Electing Holder, confirm such advice in writing:

                (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

             (2) The Company shall advise the Purchasers and the Electing Holders and, if requested by the Purchasers or any such Electing Holder, confirm such advice in writing of:

                (i) the issuance by the Commission of any stop order suspending effectiveness of the Shelf Registration
             Statement or the initiation of any proceedings for that purpose;

                (ii) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                    (iii) the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

             (e) The Company shall use its best efforts to prevent the issuance and, if issued, to obtain the withdrawal, of any order suspending the effectiveness of any Shelf
          Registration Statement at the earliest possible time.

             (f) The Company shall furnish to each Electing Holder included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Electing Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

             (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(c)(2)(iii)) to the use of the Prospectus or any amendment or supplement thereto by each of the Electing Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period.

             (h) Prior to any offering of Registrable Securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Electing Holders of Registrable Securities included therein and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as any such Electing Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; provided, however, that in no event shall the Company be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof then so subject or (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

             (i) Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Electing Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

             (j) Upon the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, the Company shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except, in each case, for an untrue statement of a material fact or omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of Electing Holders specifically for use therein); provided, however, if the Company determines that it is advisable to disclose in the Shelf Registration Statement a financing, acquisition or other corporate transaction, and the Board of Directors of the Company shall have determined in good faith that such disclosure would not be in the best interests of the Company and its stockholders, the Company shall not be required to prepare and file such amendment, supplement or document for such period as the Board of Directors of the Company shall have determined in good faith is in the best interests of the Company. If the Company notifies the Electing Holders of the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, the Electing Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

             (k)   Not later than the effective date of any Shelf
          Registration Statement hereunder, the Company shall provide a CUSIP number for the Securities registered under such Shelf Registration Statement.

             (l) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
          158).

             (m) Not later than the Effective Time of the Shelf Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Electing Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

             (n) The Company may require each Electing Holder of Registrable Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Electing Holder and the distribution of such Registrable Securities as may be required by applicable law or regulation for inclusion in such Shelf Registration Statement and the Company may exclude from such registration the Registrable Securities of any Electing Holder that fails to furnish such information within a reasonable time after receiving such request.

             (o) The Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

             (p) The Company shall enter into such customary agreements (including underwriting agreements in customary form) to take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 (or such other provisions and procedures acceptable to the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 5.

             (q)   The Company shall:

                (i) make reasonably available for inspection by the Electing Holders of Registrable Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Electing Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;

                (ii) cause the Company's officers, directors and employees to make reasonably available for inspection all relevant information reasonably requested by such Electing Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Electing Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Electing Holders and other parties reasonably acceptable to the Company;

                    (iii) make such representations and warranties to the Electing Holders of Registrable Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                    (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) in customary form addressed to each Electing Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Electing Holders and underwriters (it being agreed that the matters to be covered by such opinion or written statement by such counsel delivered in connection with such opinions shall include in customary form, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration
             Statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading);

                (v) obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each such Electing Holder of Registrable Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

                    (vi) deliver such documents and certificates as may be reasonably requested by any such Electing Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

          The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(q) shall be performed at each closing under any underwritten offering to the extent required thereunder.

             (r) The Company will use its best efforts to cause the Stock issuable upon conversion thereof to be listed for quotation on the NYSE or other stock exchange or trading system on which the Stock primarily trades on or prior to the effective date of any Shelf Registration Statement hereunder.

             (s) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as an Electing Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) such Rules or By-Laws, including Schedule E thereto, shall so require, engaging a "qualified independent underwriter" (as defined in Schedule E) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities and to exercise usual standards of due diligence in respect thereto, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

             (t) The Company shall use its best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

          4. REGISTRATION EXPENSES.  Except as otherwise provided in
     Section 6, the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 6 hereof.

          5. INDEMNIFICATION AND CONTRIBUTION. (a) In connection with any Shelf Registration Statement, the Company shall indemnify and hold harmless the Purchasers, each Electing Holder, each underwriter who participates in an offering of Registrable Securities, each person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees, trustees and agents (each such person being sometimes referred to as an "Indemnified Person"), against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein; and provided further that the Company shall not be liable to any Indemnified Person under the indemnity agreement in this subsection (a) with respect to any Shelf Registration or Prospectus to the extent that any such loss, claim, damage or liability of such Indemnified Person results from the fact that such Indemnified Person sold Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Shelf Registration Statement or Prospectus in any case if the Company had previously furnished copies thereof in sufficient quantity to such Indemnified Person and to the extent the loss, claim, damage or liability of such Indemnified Person results from an untrue statement or omission of a material fact contained in the Shelf Registration Statement or Prospectus which was identified in writing to such Indemnified Person and subsequently corrected in the Shelf Registration Statement or Prospectus and such loss, claim, damage or liability would have been eliminated by the delivery of such corrected Shelf Registration Statement or Prospectus.

          (b) Each Electing Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Purchasers, each underwriter who participates in an offering of Registrable Securities and the other Electing Holders and each of their respective directors, officers (including each officer of the Company who signed the Shelf Registration Statement), employees, trustees and agents and each Person, if any, who controls the Company, the Purchasers, any underwriter or any other Electing Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Electing Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided, however, that, no such Electing Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Electing Holder from the sale of Registrable Securities pursuant to the Shelf Registration Statement.

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers served on such indemnified party, but failure to so notify an indemnifying party shall not relieve it of any liability which it may have to the indemnified party otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If an indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party, jointly with any other indemnifying party, may assume the defense of such action with counsel chosen by it and approved by the indemnified party or parties defendant in such action, provided that if any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party or that representation of such indemnifying party and any indemnified party by the same counsel would present a conflict of interest, then such indemnifying party or parties shall not be entitled to assume such defense.
     If an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for such indemnifying party shall be entitled to conduct the defense of such indemnifying party and counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of an action in accordance with and as permitted by the provisions of this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. In no event shall an indemnifying party be liable with respect to any action or claim settled without its written consent.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnity provision agreement provided for in this Section 5 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Company, the Purchasers and the Electing Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the Purchasers and the Electing Holders, as incurred; provided that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Company, the Purchasers and the Electing Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company, on the one hand, and the Purchasers and the Electing Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Purchasers and the Electing Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Purchasers or the Electing Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; including with respect to any Purchaser or Electing Holder, the extent to which such losses, claims, damages or liabilities with respect to any Shelf Registration Statement or Prospectus results from the fact that the Purchaser or Electing Holder sold Securities to a person to whom there was not sent or given a copy of the Shelf Registration Statement or Prospectus, where the Company had previously furnished copies thereof in sufficient quantity to such Purchaser or Electing Holder and to the extent the loss, claim, damage or liability of such Purchaser or Electing Holder results from an untrue statement or omission of a material fact contained in the Shelf Registration Statement or Prospectus which was identified in writing to such Purchaser or Electing Holder and subsequently corrected in the Shelf Registration Statement or Prospectus and such loss, claim, damage or liability would have been eliminated by the delivery of such corrected Shelf Registration Statement or Prospectus. The Company, the Purchasers and the Electing Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 5(d), each director, officer, employee, trustee, agent and Person, if any, who controls the Purchasers or an Electing Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Purchasers or such Electing Holder, and each director, officer, employee, trustee and agent of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

          (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

          (f) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have and shall extend, or not extend, as the case may be, to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have and shall extend, or not extend, as the case may be, to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

          6. UNDERWRITTEN OFFERING. The Electing Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell such Registrable Securities in an underwritten offering in accordance with the conditions set forth below. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by the Electing Holders of a majority of the Registrable Securities to be included in such offering; provided, however, that (i) with respect to the investment bankers and managers, such investment bankers and managers will be selected by the Company from a list of nationally recognized firms to be provided by the Electing Holders and (ii) the Company shall not be obligated to arrange for more than one underwritten offering during the Effectiveness Period. No Electing Holder may participate in any underwritten offering contemplated hereby unless such Electing Holder (a) agrees to sell such Electing Holder's Registrable Securities in accordance with any approved underwriting arrangements, (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements and (c) at least 25% of the outstanding Registrable Securities are included in such underwritten offering. The Electing Holders participating in any underwritten offering shall be responsible for any expenses customarily borne by selling securityholders, including underwriting discounts and commissions and fees and expenses of counsel to the selling securityholders and shall reimburse the Company for the fees and disbursements of their counsel, their independent public accountants and any printing expenses incurred in connection with such underwritten offerings. Notwithstanding the foregoing or the provisions of
     Section 3(n) hereof, upon receipt of a request from the Managing Underwriter or a representative of Electing Holders of a majority of the Registrable Securities outstanding to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Company in good faith has a valid business reason for such delay.

          7. MISCELLANEOUS.

          (a) Other Registration Rights. From the date of this Agreement, the Company may grant registration rights that would permit any Person that is a third party the right to piggy-back on any Shelf Registration Statement, provided that if the Managing Underwriter, if any, of such offering delivers an opinion to the Electing Holders that the total amount of securities which they and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially adversely affect the success of such offering (including the price at which such securities can be sold), then only the amount, the number or kind of securities to be offered for the account of holders of such piggy-back rights granted after the date of this agreement will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number or kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included.

          (b) Amendments and Waivers. This Agreement, including this Section 7(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only upon the written consent of the Purchasers or by a written instrument duly executed by the Company and the holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 7(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such holder.

          (c) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture.

          (d) Parties in Interest. The parties to this Agreement intend that all holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

          (e) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York.

          (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (i) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such holder.


          Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                        Very truly yours,

                                        RITE AID CORPORATION

                                        By /s/ Elliot S. Gerson
                                          . . . . . . . . . . . . .
                                          Name:  Elliot S. Gerson
                                          Title: Senior Vice President and
                                                 General Counsel

     The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

     Goldman Sachs & Co.
     Morgan Stanley & Co. Incorporated
     Bear, Stearns & Co. Inc.
     Salomon Brothers Inc

     By: /s/ Goldman, Sachs & Co.
         . . . . . . . . . . . . . . . . . . . . . .
                     (Goldman, Sachs & Co.)



                                                             Exhibit A

                            RITE AID CORPORATION

                      INSTRUCTION TO DTC PARTICIPANTS

                             (Date of Mailing)

                   URGENT - IMMEDIATE ATTENTION REQUESTED

                       DEADLINE FOR RESPONSE:  [DATE]

          The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the Rite Aid Corporation (the "Company") 5.25% Convertible Subordinated Notes due September 15, 2002 (the "Securities") are held.

          The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

          It as important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact [Name, address and telephone number of contact at the Company).


                            Rite Aid Corporation

                      Notice of Registration Statement
                                    and
                    Selling Securityholder Questionnaire

                                   (Date)

          Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement") between Rite Aid Corporation (the "Company") and the Purchasers named therein. Pursuant to the Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 5.25% Convertible Subordinated Notes due September 15, 2002 (the "Securities") and the shares of Common Stock, par value $1.00 per share (the "Common Stock"), issuable upon conversion thereof. A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

          Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

          Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

          The term "Registrable Securities" is defined in the Registration Rights Agreement to mean all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion of such Securities, including any Securities initially issued in bearer form and constituting the unsold allotment of a distributor (within the meaning of Regulation S under the Securities Act) of such Securities and later exchanged for Securities in registered form; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

          The term "Restricted Security" is defined in the Registration Rights Agreement to mean any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), (ii) has been sold in compliance with Regulation S under the Securities Act (or any successor thereto) and does not constitute the unsold allotment of a distributor within the meaning of Regulation S under the Securities Act, or (iv) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section [ ] of the Indenture.

                                  ELECTION

          The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation,
     Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

          Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus. This Notice of Transfer is set forth as Exhibit A to the Prospectus.

          The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete. The Selling Securityholder also agrees, severally and not jointly, with respect to the information so provided, to indemnify and hold harmless the Company, the Purchasers, each underwriter who participates in the offering and the other Selling Securityholders and each of their respective directors, officers (including each officer of the Company who signed the Shelf Registration Statement), employees, trustees and agents and each Person, if any, who controls the Company, the Purchasers, any underwriter or any other Selling Securityholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) of the Registration Rights Agreement, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the written information furnished below to the Company by such Selling Securityholder expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided, however, that such Selling Securityholder shall not be liable for any claims hereunder in excess of the amount of net proceeds received by such Selling Securityholder from the sale of Registrable Securities pursuant to the Shelf Registration Statement.


          QUESTIONNAIRE

     (1)  (a)       Full Legal Name of Selling Securityholder:

          (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in (3) below:

          (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in (3) below are
                    Held:

     (2)  Address for Notices to Selling Securityholder:




          Telephone:

          Fax:

          Contact Person:



     (3)  Beneficial Ownership of Securities and shares of Common
          Stock issued upon conversion of Securities:

          Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities or shares of Common
     Stock issued upon conversion of any Securities.

          (a) Principal amount of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:

             CUSIP No(s). of such Registrable Securities:

             Number of shares of Common Stock (if any) issued upon conversion of such Registrable Securities:

          (b) Principal amount of Securities other than Registrable Securities beneficially owned:

             CUSIP No(s). of such other Securities:

             Number of shares of Common Stock (if any) issued upon conversion of such other Securities:

          (c) Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:

             CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

             Number of shares of Common Stock (if any) issued upon conversion of Registrable Securities which are to be included in the Shelf Registration Statement:

     (4)  Beneficial ownership of Other Securities of the Company:

          Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company, other than the Securities and shares of Common Stock listed above in Item (3).

          State any exceptions here:



     (5)  Relationships with the Company:

          Except as set forth below, neither the Selling
     Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

          State any exceptions here:

     (6)  Plan of Distribution:

          Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

          State any exceptions here:

          Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable
     Securities without the prior agreement of the Company.

          By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

          In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferees at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

          By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

          In accordance with the Selling Securityholder's obligation under Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

             (i) To the Company:

             Rite Aid Corporation
             30 Hunter Lane
             Camp Hill, Pennsylvania 17011
             Attention:  Chief Financial Officer

             (ii) With a copy to:

             Skadden, Arps, Slate, Meagher & Flom LLP
             919 Third Avenue
             New York, New York 10022
             Attention:  Stacey J. Kanter, Esq.

          Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.


          IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

     Dated:


                                        Selling Securityholder
                                        (Print/type full legal name of
                                        beneficial owner of
                                        Registrable Securities)

                                        By:
                                        Name:
                                        Title:

          PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND
          QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR
          RESPONSE] TO THE COMPANY'S COUNSEL AT:

                    Skadden, Arps, Slate, Meagher & Flom LLP
                    919 Third Avenue
                    New York, New York 10022
                    Attention:  Stacey J. Kanter, Esq.




                                                             Exhibit B

          NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

          Harris Trust and Savings Bank
          Rite Aid Corporation
          311 West Monroe Street
          12th Floor
          Chicago, Illinois 60606

          Attention:     Corporate Trust Services

                    Re: Rite Aid Corporation (the "Company") 5.25% Convertible Subordinated Notes due September 15, 2002 (the"Notes")

          Dear Sirs:

               Please be advised that_____________________ has transferred $____________ aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form S-3 (File No. 333-____) filed by the
          Company.

               We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a "Selling Holder" in the Prospectus dated _____________ 1996 or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner's name.

          Dated:

                                        Very truly yours,


                                        (Name)

                                        By:
                                           (Authorized Signature)